EXHIBIT 10.12




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SERIES D REGISTRATION RIGHTS AGREEMENT
Dated as of September 1996
by and among
CINEMARK MEXICO (USA), INC.
and
HOLDERS OF THE SERIES D NOTES LISTED ON THE SIGNATURE
PAGES HEREOF








3149454.05

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         3149454.05

                     SERIES D REGISTRATION RIGHTS AGREEMENT

                  THIS SERIES D REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of September , 1996, by and among Cinemark Mexico (USA), Inc., a Texas corporation (the "Company"), and the holders of Series D Notes (as defined herein) listed on the signature pages hereof.

                 This Agreement is made pursuant to the Offer to Exchange and Consent Solicitation (the "Exchange") by the Company, whereby the
         Company has offered to exchange (i) with respect to each $1,000 principal amount of its 12% Series A Senior Subordinated Notes due 2003 outstanding in the aggregate principal amount of $400,000, $1,000 principal amount of its 12% Series A Senior Subordinated PIK Notes due 2003 proposed to be outstanding in an aggregate original principal amount of $400,000, (ii) with respect to each $1,000 principal amount of its 12% Series B Senior Subordinated Notes due 2003 outstanding in the aggregate principal amount of $20,000,000, $1,000 original principal amount of its 12% Series B Senior Subordinated PIK Notes due 2003 proposed to be outstanding in an aggregate original principal amount of $20,000,000, (iii) with respect to each $1,000 principal amount of its 12% Series C Senior Subordinated Notes due 2003
         outstanding in the aggregate principal amount of $2,000,000, $1,000 principal amount of its 12% Series C Senior Subordinated PIK Notes due 2003 proposed to be outstanding in an aggregate original principal amount of $2,000,000 and (iv) with respect to each issued and outstanding warrant to purchase one share of the common stock of the Company (the "Existing Warrants"), $3.757 original principal amount of its 12% Series D Senior Subordinated PIK Notes due 2003 proposed to be outstanding in an aggregate original principal amount of $1,424,177. In order to induce the holders of the Existing Warrants to exchange such Warrants for Series D Notes, the Company has agreed to provide such holders with the registration and other rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Exchange.

         In consideration of the foregoing, the parties hereto agree as follows:


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         1.       Definitions.

                 As used in this Agreement, the following capitalized terms shall have the meanings indicated below:

         "Affiliate" shall have the meaning specified in the Indenture.
         "Closing Date" shall have the meaning specified in the Exchange.
                  "Company" shall have the meaning specified in the preamble to this Agreement and shall include the Company's successors.

         "Default Demand Notice" shall have the meaning specified in Section 2(b) hereof.

                           "Demand  Notice" shall have the meaning  specified in
         Section 2(a) hereof. "Demand Registration" means a registration pursuant to Section 2 of this Agreement.
                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. ,, Exchange" shall have the meaning specified in the preamble to this Agreement.


                  "Fifth Anniversary Date" shall mean the date which is five years after the Closing Date.

           Holder" shall mean any Person that owns any Series D Notes and such of its respective successors, assigns and transferees that acquire Series D Notes directly or indirectly, from such Person in accordance with the terms of the Exchange; and any holder of Series D Notes.

                    "Incidental Registration" shall have the meaning specified in Section 3(a) of this Agreement.

                    "Incidental Registration Statement" shall have the meaning specified in Section 3(a) of this Agreement.

                           "Indenture" means the Indenture dated as of July 30, 1993, among the Company,


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           Cinemark de Mexico,  S.A. de C.V. and the United States Trust Company
           of New York, as Trustee, as amended, supplemented and modified to the date hereof.

                    "Majority Holders" means the Holders of more than 50% of the aggregate principal amount of Series D Notes outstanding.

         "NASD" means the National Association of Securities Dealers, Inc.

                  "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, limited liability company, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Prospectus" shall mean the prospectus included in a Registration Statement, including any Prospectus subject to completion, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Series D Notes, and, in each case, by all other amendments and supplements

         3 148454.05                                       2

         to  such  Prospectus,   including  post-effective  amendments  and  all
         materials incorporated by reference therein.

                  "Public Offering" means a public offering of 25% or more of any series of debt securities of the Company.

                  "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including without limitation: (i) all SEC, stock exchange or NASD registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel in connection with the NASD and Blue Sky qualification of the Series D Notes and the preparation of a Blue Sky memorandum), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any under-writing agreements, transmittal letters, securities sales agreements and other documents relating to the perfon-nance of and compliance with this Agreement,
         (iv) all


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         fees and expenses  incurred in connection with the listing,  if any, of the Series D Notes on any securities  exchange or exchanges pursuant to
         Section 6(n) hereof, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company and each of their respective Subsidiaries, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) the reasonable fees and disbursements of one special counsel representing the Holders (the "special counsel") that is reasonably acceptable to the Company, (viii) the fees and expenses of the Trustee, and any escrow agent or custodian, and (ix) any fees and disbursements of the Underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Series D Notes by a Holder. In connection with any Registration Statement hereunder, the Company shall reimburse the Holders of the securities being registered for the reasonable fees and disbursements of not more than one special counsel chosen by the Majority Holders.

                  "Registration Statement" means any registration statement of the Company on an appropriate form pursuant to the Securities Act which covers the Series D Notes, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "SEC" means the Securities and Exchange Conu-nission.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         3149454.05                                    3

                  "Series  D  Notes"   shall   mean  the  12%  Series  D  Senior
         Subordinated PIK Notes due 2003 issued by the Company.

                  "Transfer Restricted Securities" means the Series D Notes upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such Series D Notes, the occurrence of any of the following events: (i) a Registration Statement with respect to such Series D Notes shall have been declared effective under the Securities Act and such Series D Notes shall have been disposed of by the Holder thereof pursuant to such Registration Statement; (ii) such Series D Notes are distributed to the public pursuant to Rule 144 (or any successor provisions) promulgated under the Securities Act; (iii) such


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         Series  D  Notes  shall  have  been  otherwise   transferred   and  new
         certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company; or (iv) such Series D Notes shall have ceased to be outstanding.

         "Under-writer" shall have the meaning specified in Section 7(a) of this Agreement.

                  "Underwritten Offering" means a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.


         2.       Demand Reizistration.

                  (a)
                  Upon the written request of the Holders of 25% of the aggregate principal amount of Series D Notes then outstanding (the "Demand Notice"), the Company shall file a Registration Statement under the Securities Act for a public offering of the number of Series D Notes specified in such Demand Notice and shall use its reasonable best efforts to cause such registration to be declared effective within 120 days of the Company's receipt of the Demand Notice. From the date hereof to the Fifth Anniversary Date, the Holders of the Series D Notes shall have the right to cause one Registration Statement to be filed by the Company under this Section 2(a).

                  (b) Upon the written request the Holders of 50% of the aggregate principal amount of Series D Notes then outstanding (the "Default Demand Notice") the Company shall file a Registration Statement under the Securities Act for a public distribution of the Series D Notes and shall use its reasonable best efforts to cause such registration to be declared effective within 120 days from the date of:

                           (i) an Event of Default under Sections 5.1(1), 5.1(2) or 5.1(3) of the Indenture; or

                           (ii) a Senior  Payment  Default as defined in Section
                           12.3 of the Indenture.

                                  The  Company  may  suspend its efforts to have
                         such registration statement declared effective if any such Event of Default or Senior Payment Default shall have been cured.

                         3149454.05                                     4


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                           (c)   Expenses.   The  Company   agrees  to  pay  all
                           Registration   Expenses   in   connection   with  the
                           registration of the Series D Notes.


         3.       Incidental Reizistration.

                           (a) At any time after the date of original issuance of the Series D Notes, if the Company proposes to register any of its debt securities under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor forms or pursuant to an exchange offer), on any forms, the Company will give written notice to each Holder at least 30 days prior to the initial filing of such registration statement with the SEC of its intent to file such registration statement. Upon the written request of any Holder made within 15 days after any such notice is given (which request shall specify the Series D Notes intended to be disposed of by such Holder and the intended method of distribution thereof), the Company will use its best efforts to effect the registration (an "Incidental Registration") under the Securities Act of all Series D Notes which the Company has been so requested to register by the Holders thereof; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Incidental Registration (each an "Incidental Registration Statement"), the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon,
                           (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Series D Notes under this Section 3(a) in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Series D Notes under this Section 3(a) during the period that the registration of such other securities is delayed. Subject to Section 60) of this Agreement, the Company further agrees to supplement or amend an Incidental Registration Statement if required by applicable laws, rules or regulations or by the instructions applicable to the registration form used by the Company for such Incidental Registration Statement. Each Holder shall be permitted to withdraw all or any part of such Holder's Series D Notes from an Incidental Registration at any time prior to the effective date of the Incidental Registration Statement by notifying the Company of such withdrawal not later than two business days prior to such effective date. Any holder of Series D Notes who withdraws any such securities from an Incidental Registration shall pay to the Company any incremental expenses of such


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         registration specifically attributable to such holder.

                  (i) Exl)enses. The Company agrees to pay all Registration Expenses including the fees and expenses of one special counsel of the Holders of such Series D Notes incurred in connection with one registration of Series D Notes pursuant to this Section 3(a). The
         Registration Expenses incurred in connection with each subsequent Incidental Registration requested under this Section 3(a) shall be allocated pro rata among all Persons, including the Company, on the basis of the respective dollar

         3148454.05                                      5

           amounts of the securities then being registered on behalf of each such Person. In connection with any Incidental Registration pursuant to this section 3(a), each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Series D Notes pursuant to such Incidental Registration.

                    (ii) Priority in Incidental Reizistrations. If a registration pursuant to this Section 3(a) involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, which securities are to be distributed on a firm commitment basis by or through one or more underwriters of recognized standing pursuant to underwriting terms appropriate for such transaction, and the sole or managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company, in writing (with a copy to each Holder requesting such registration) @@hat, in its opinion, the amount of securities requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering without adversely affecting the distribution of the securities being offered, then the amount of Series D Notes to be offered for the accounts of the Holders thereof shall be reduced pro rata based upon the relative aggregate amount of gross proceeds to be received by such Holders in the offering to the extent necessary to reduce the total amount of securities to be included in such offering to the amount which the Company is so advised can be sold in (or during the time of) such offering.

                   (b)
                  Obligations of the Com@@n . Th ' e obligations of the Company under this Section 3 shall be cumulative and shall be in addition to the obligations of the Company under Section 2.

         4.       General Matters.

                  (a)
                  Effective Registration Statement. A Registration Statement filed in accordance with the provisions of this Agreement will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after any such Registration Statement has been declared effective, the offering of any Series D Notes pursuant to such Registration


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         Statement is  interfered  with by any stop order,  injunction  or other order or requirement of the SEC or any other governmental agency or authority or court, such Registration Statement will be deemed not to have become effective; provided, further, if a Registration Statement is declared effective by the SEC within 30 days of such stop order,
         injunction  or  other  order  or   requirement  of  the  SEC  or  other
         governmental agency or authority or court, such Registration-Statement will be deemed to have become effective on the date it was declared effective prior to such stop order, injunction or other order or requirement.

                  (b)
                  Selection of Underwriters. If at any time or from time to time after the occurrence of a Public Offering, Holders of Series D Notes desire to sell Series D Notes in an underwritten public offering, the managing Under-writer shall be selected by the Majority

         3148454.05                               6

         Holders;   provided   that  such   Underwriter   shall  be   reasonably
satisfactory to the Company.

         5.       Hold-Back Apreements.

                  (a)
                  Restrictions on Public Sale by Holders. Each Holder whose Series D Notes are covered by a Registration Statement filed pursuant to Section 2 or Section 3 hereof agrees not to effect any public sale or distribution of any securities of the Company of the same or similar class or classes as the securities included in the Registration
         Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement (except pursuant to such Registration Statement) if and to the extent requested in writing (with reasonable prior notice) by the Company, in the case of a public offering that is not an Underwritten Offering, or by the sole or managing Underwriter, in the case of an Underwritten Offering.

         (b)    Restrictions on Public Sale by the Company.

                 The Company agrees not to effect any public sale or distribution of any securities which are the same as or substantially similar to those Series D Notes being registered pursuant to a Registration Statement filed pursuant to Sections 2 or 3 hereof, including a sale pursuant to Regulation D under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities.during the 15-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement (except pursuant to such Registration Statement or on Form S-4 or any successor to such


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         form).

         6.       Registration Procedures.

         Whenever any Series D Notes are to be registered pursuant to Sections 2 or 3 of this Agreement, the Company shall use its best efforts to effect or cause to be effected such registration in a manner which will permit the sale of such Series D Notes by the Holders thereof in accordance with their intended method or methods of distribution, and the Company shall (to the extent applicable), as expeditiously as possible:

                  (a)
                  prepare and file a Registration Statement with the SEC and cause each such Registration Statement to become and remain effective, within the applicable time periods specified herein, which Registration Statement (x) shall be on an appropriate registration form under the Securities Act, selected by the Company and shall be reasonably acceptable to the special counsel for the Holders, (y) shall be available for the sale of the Series D Notes in accordance with the intended method or methods of distribution by the selling Holders thereof, and (z) shall comply as to form in all material respects with the requirements of the applicable form under the Securities Act and include all financial statements required by the SEC to be filed therewith;


         3148454.05                                    7

           (b)
           subject to Section 60) hereof, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable time period hereunder; cause each related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling holders thereof;

           (c)
           furnish to each Holder and to each Under-writer of an Underwritten offering of Series D Notes, if any, without charge, as many copies of each Prospectus, including each Prospectus subject to completion, and any amendment or supplement thereto and such other documents as


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  such Holder or Underwriter may reasonably  request, in order to facilitate the public sale or other disposition of the Series D Notes; the Company consents to the use of the Prospectus, including each Prospectus subject to completion, by each Holder and each Underwriter of an Underwritten Offering of Series D Notes, if any, in connection with the offering and sale of the Series D Notes covered by such Prospectus or Prospectus subject to completion;

           (d)
           on or prior to the date on which such Registration Statement is declared effective, use its best efforts and cooperate with each Holder of Series D Notes covered by such Registration Statement, each Underwriter,.if any, and their respective counsel to register or qualify the Series D Notes under all applicable state securities or "blue sky" laws of such jurisdictions as each such Underwriter, if any, or any such Holder shall reasonably request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Underwriter, if any, and such Holders to consummate the disposition in each such jurisdiction of Series D Notes covered by such Registration Statement;

           (e)
           notify each Holder of Series D Notes covered by such Registration Statement, each Underwriter, if any, and their respective counsel, promptly and confirm such notice in writing (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective or any supplement to the Prospectus or amendment to the Prospectus shall have been filed, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or preventing or prohibiting the use of any Prospectus (including any Prospectus subject to completion) or the initiation of any proceedings for any such purpose, (iii) of the receipt of conunents from the SEC with respect to such Registration Statement, (iv) if, between the effective date of such Registration Statement and the closing of any sale of securities covered thereby, the representations and warranties of the Company contained in the underwriting agreement or other agreement contemplated by
  Section 6(k) hereof, if any, relating to the offering cease to be true and correct in all material respects,

  314M54.05                                       8

  (v)
  if the Company receives any notification with respect to the suspension of the qualification of the Series D Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (vi) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the Company's reasonable determination, a post-effective amendment to such Registration Statement would be appropriate;

           (f)
         furnish counsel for the Holders of Series D Notes covered by such Registration Statement and each Underwriter, if any, with copies of any request by the SEC or any state securities authority for amendments,or supplements to such Registration Statement or any Prospectus or for additional information;

           (g)
         make every reasonable effort to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Series D Notes for sale in any jurisdiction, and, if any such order is issued, to obtain promptly the withdrawal of any such order;

           (h)
         upon request, furnish to the Underwriter or managing Underwriter of any Underwritten Offering of Series D Notes, if any, without charge, with at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to each Holder, without charge, at least one conforined copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, (but not including documents incorporated therein by reference or exhibits thereto, unless requested);

           (i)
         cooperate with the selling Holders and the Underwriter or managing Underwriter of an Underwritten Offering of Series D Notes, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Series D Notes to be sold; and issue such Series D Notes to be sold in such denominations and registered in such names as the selling Holders or the Underwriter or managing Underwriter of an underwritten offering of Series D Notes, if any, may reasonably request at least three business days prior to any sale of Series D Notes;

         (0) upon the occurrence of any event contemplated by Section 6(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Series D Notes, such Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and in the Company's reasonable determination a post-effective

  3148454.05                                         9

  amendment to such Registration Statement is no longer appropriate;

          (k)
        enter into customary agreements (including underwriting agreements) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Series D Notes and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten offering:

                  (i) to the extent the Company is able, make such representations and warranties to the Holders and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar primary underwritten offerings;

                  (ii)  obtain  opinions  of counsel to the  Company and updates thereof, (which counsel and opinions (in fon-n, scope and substance) shall be reasonably satisfactory to the managing Underwriters, if any, and the special counsel for the Holders of the Series D Notes being sold) addressed to each selling Holder and the Underwriters, if any, covering the matters customarily covered in opinions requested in similar sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

                  (iii) obtain "cold comfort"  letters and updates  thereof from the independent certified public accountants of the Company and each of its Subsidiaries addressed to the selling Holders of Series D Notes and the Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings;

                  (iv) enter into a securities sales agreement with the Holders relating to such registration and providing for, among other things, the appointment of the Underwriter as agent for the selling Holders for the purpose of soliciting purchases of Series D Notes, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants;

                  (v) if an under-writing agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and

                  (vi) deliver such other  documents and  certificates as may be
         reasonably   requested  by  the  Majority   Holders  and  the  managing
         Under-writers, if any.

         The above shall be done at (i) the effectiveness of such Registration Statement (and each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder;



         3149454.05                                     1 0

                 (1)
                  make  available  for  inspection  by  representatives  of  the
         Holders of the Series D Notes and any Underwriters participating in any disposition pursuant to a Registration Statement, and any special counsel or accountant retained by such Holders or Underwriters, at the off-ices where normally kept during normal business hours all financial and other records, pertinent corporate documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, special counsel or accountant in connection with a Registration Statement; provided, however, that such records, documents or information which the Company determines, in good faith, to be confidential and notifies such representatives, Underwriters, special counsel or accountants in writing are confidential shall not be disclosed by the representatives, Underwriters, special counsel or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public, other than as a result of a disclosure or failure to safeguard by such person;

         (m)

                  (i) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Holders, to the special counsel on behalf of the Holders and to the Underwriter or Underwriters of an Underwritten offering of Series D

         Notes, if any, make such changes in any such document prior to the filing thereof as the special counsel to the Holders or the Underwriter or Underwriters, may reasonably request and not file any such document in a form to which the Holders, or any Underwriter shall reasonably object, and make such of the representatives of the Company available for discussion of such document as shall be reasonably requested by the Holders, or any Underwriter;

                  (ii) a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to special counsel for the Holders, and make such changes in such document prior to the filing thereof as such counsel or counsel for any Underwriter shall reasonably request; and make such of the representatives of the Company as shall be reasonably requested by such special counsel available for discussion of such document;

                  (n)
                  use its best efforts to cause all Series D Notes to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested by the Majority Holders, or if requested by the Underwriter or Underwriters of an Underwritten Offering of Series D Notes, if any;



         3149454.05                                     1 1

                  (o) provide a CUSIP number for all Series D Notes, not later than the effective date of a Registration Statement;

                  (p) use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable an earnings statement covering at least 12 months which shall satisfy the provisions of Section II (a) of the Securities Act and Rule 158 thereunder; and

                  (q) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

                  Each selling Holder of Series D Notes as to which any registration is being effected pursuant to this Agreement agrees, as a condition to the registration obligations of the Company provided herein, to furnish to the Company such information regarding the proposed distribution by such Holder as the Company may from time to time reasonably request in writing and shall provide a customary power of attorney and custody agreement with respect to any underwritten agreement.

                  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(e)(vi) hereof, such Holder will forthwith discontinue disposition of Series D Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 60) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Series D Notes cur-rent at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Series D Notes pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

         7.       Indemnification; Contribution.

                    (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), each Holder and each of their respective Affiliates (including any director, employee or Person, if any, who controls any Holder or Underwriter within the meaning of
                    Section 15 of the Securities Act) (each an "Indemnified Party"):

         (i) against any and all loss, claim, damage, liability and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue

         3149454.05                                     12

         statement of a material fact contained in any Registration Statement (or any amendment thereto), or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or including any Prospectus subject to completion (or any amendment or supplement thereto), or arising out of or based upon any omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including, subject to the provisions of Section 7(c) below, reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (11) above;

         provided, however, that the Company shall not be liable in any such case to any Indemnified Party to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in a Prospectus subject to completion, if (A) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to such Prospectus; (B) the Company had furnished such Indemnified Party with the number of copies of such amended or supplemented Prospectus requested by such Indemnified Party a reasonable period of time prior to such sale; and (C) thereafter such Indemnified Party fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale by such Indemnified Party of the Series D Notes to the Person asserting such loss, claim, damage, liability or expense; and provided, further, that this indemnity agreement does not apply to any Indemnified Party with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission contained in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written

         3148454.05                                   13

  information furnished to the Company by such Indemnified Party expressly for use in such Registration Statement (or such amendment thereto) or such Prospectus (or such amendment or supplement thereto).

           (b)
         Indemnification by Holders, Underwriters, Etc. (i) Each Holder severally agrees to indemnify and hold hanniess the Company, each Underwriter and the other selling Holders, and each of their respective Affiliates (including any director, officer, employee or Person, if any, who controls the Company, any Under-writer or any other selling Holder within the meaning of
  Section 15 of the Securities Act), against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) hereof
  (I)rovided, however, that any settlement of the type described in Section 7(a)(ii) is effected with the written consent of such Holder), as incurred, but only with respect to untrue statements or omissions, or alleged untnie statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written infon-nation furnished to the Company by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); T)rovided, however, that an indemnifying Holder shall not be required to provide indemnification in any amount in excess of the amount by which (A) the total price at which the Series D Notes sold by such indemnifying Holder and its affiliated indemnifying Holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (i) The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                  (c) Conduct of Indemnification Proceedinp -,s. Each indemnified party or parties under this Section 7 shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding conunenced against it or them in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party or par-ties have been prejudiced materially by such failure. If the indemnifying party or parties so elect, within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying par-ty's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses

                  3148454.05                                   1 4

  available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel at the indemnifying party's or par-ties' expense. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of one counsel for the indemnified party or parties. In such event, however, no indemnifying party or parties will be liable under this Section 7 for any settlement effected without the written consent of such indemnifying party or parties (which shall not be unreasonably withheld) unless a complete release of such indemnifying party or parties is obtained as part of such settlement. If an indemnifying party is entitled to assume, and promptly assumes, the defense of such action or proceeding in accordance with this Section 7(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

                  (d)      Contribution.

                  (i) if the indemnification provided for in this Section 7 is held to be unenforceable although applicable in accordance with its terms in respect of any losses, claims, damages, liabilities or expenses suffered by an indemnified party referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such los ' ses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the selling Holders (including, in each case, that of their officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the selling Holders (including, in each case, that of their officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or by or on behalf of the selling Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  (ii) The Company and each Holder of Series D Notes agree that it would not be just and equitable if contribution pursuant to this
         Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account

         3149454.05                                     15

         of the equitable considerations refer-red to in paragraph (i) above. Notwithstanding the provisions of this Section 7(d), in the case of distributions to the public an indemnifying Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Series D Notes sold by such indemnifying Holder or its affiliated indemnifying Holders and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         8.       Rule 144 and Rule 144A.

         For so long as the Company is subject to the reporting  requirements of
         Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(e) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder
         (i) make publicly available such information as is necessary to pen-nit sales pursuant to Rule 144 under the Securities Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder may reasonably request, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Series D Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this
         Section 8 shall be deemed to require the Company to register any securities under the Exchange Act.

         9.       Miscellaneous.

                  (a) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders in this Agreement or other-wise conflicts with the provisions hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Majority Holders; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to

         3148454.05                                     16

         the provisions of Section 7 hereof shall be effective as against any Holder unless consented to in writing by such Holder.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 9(d), which address initially is, with respect to each Purchaser, the address set forth next to such Purchaser's name on the signature pages of the Purchase Agreement, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: Robert L. Nutt, Esq., or (ii) if to the Company, at 7502 Greenville Avenue, Suite 800, Dallas, Texas 75231, Attention: Jeff Stedman and Michael D. Cavalier, notice of which is given in accordance with the provisions of this Section 9(d), with copies to Akin, Gump, Strauss, Hauer & Feld, L.L.P., Suite 4100, 1700 Pacific Avenue, Dallas, Texas 75201-4618, Attention: Terry M. Schpok, P.C.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  (d) Successors and Assijzns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assigrunent, transfer or other disposition of Series D Notes except in accordance with the terms of the Exchange. If any successor, assignee or transferee of any Holder shall acquire Series D Notes, in any manner, whether by operation of law or otherwise, such Series D Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Series D Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and, if such acquisition was effected in accordance with the terms and provisions of the Exchange, such Person shall be entitled to receive the benefits hereof.

                  (e) Countemarts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counter-parts, taken together, shall constitute one and the same instrument.

                  (f)   Headinps.   The  heading  in  this   Agreement  are  for
         convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND

                  3148454.05                                    17

         CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held to be invalid, illegal or unen- forceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (i) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (0) Consent to Jurisdiction and Service of Process. The Company agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Agreement may be instituted in any state or federal court in The City of New York, in the State of New York, and waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submit to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company hereby irrevocably designates and appoints The CT Corporation System ("CT") as the Company's authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT (or any successor) at its office at 1633 Broadway, New York, New York 10019, and written notice of said service to the Company mailed or delivered to The CT Corporation System, 1633 Broadway, New York, New York 10019, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company. Said designation and appointment shall be irrevocable. Nothing in this Section 9(k) shall affect the right of any party hereto to serve process in any manner permitted by law o'r limit the right of any party hereto to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as this Agreement shall be outstanding.

                  (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or under-takings other than those set

  3148454.05                                     18

  for-th or referred to herein, with respect to the registration rights granted by the Company with respect to the Securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (1) Attomey's Fees. As between the par-ties to this Agreement (including successors and


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  permitted  assigns),  in any  action or  proceeding  brought  to  enforce  any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney' fees in addition to any other available remedy.

                  (m) Securities Held by Affiliates. Whenever the consent or approval of Holders of a specified percentage of Series D Notes is required hereunder, Series D Notes held by Affiliates of the Company other than any Holders that are deemed to be such Affiliates solely by reason of their holdings of such Series D Notes) shall not be counted in deten-nining whether such consent or approval was given by the Holders of such required percentage.








  3148454.05                                     19

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.





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